SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report

December 2, 2003

(Date of earliest event reported)

BankAtlantic Bancorp, Inc.

(Exact name of registrant as specified in its Charter)

Florida	34-027228	65-0507804

(State of other jurisdiction or incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1750 East Sunrise Blvd. Ft. Lauderdale, Florida	33304

(Address of principal executive offices)	(Zip Code)

(954) 760-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events

     On December 2, 2003, BankAtlantic Bancorp’s Board of Directors authorized the spin-off of Levitt Corporation (“Levitt”). BankAtlantic Bancorp (“the Company”) has received a private letter ruling from the Internal Revenue Service that, subject to the terms and conditions of the private letter ruling, the transaction will be tax free to holders of the Company’s stock. Upon the consummation of the spin-off, Levitt will no longer be a wholly owned subsidiary of the Company but will be held by the shareholders of the Company on the same pro rata basis as they currently hold the Company’s shares.

     In connection with the spin-off, the Company will convert a currently outstanding $30.0 million demand note owed by Levitt to the Company to a five year term note with interest only payable monthly initially at the prime rate and thereafter at the prime rate plus increments of an additional .25% every six months. The Company will also transfer its 4.9% ownership interest in Bluegreen Corporation to Levitt in exchange for a $5.5 million note and 1.5 shares of Levitt common stock. These additional shares of Levitt will be distributed as part of the spin-off transaction. This note will be due in one year, with principal and interest payable monthly. Additionally, prior to the spin-off, it is anticipated that Levitt will declare an $8.0 million dividend to the Company payable in the form of a five year note with the same payment terms as the $30.0 million note described above.

Item 7. Financial Statements and Exhibits

(b) Pro Forma Financial information

PRO FORMA FINANCIAL INFORMATION

     The following pro forma financial information was derived by subtracting Levitt’s historical financial information from our reported historical financial information and making adjustments to the combined information to reflect transactions that are anticipated to occur prior to or concurrently with the spin-off of Levitt.

     The pro forma consolidated statement of financial condition assumes the spin-off occurred on September 30, 2003. The pro forma consolidated statement of operations assumes the spin-off occurred at the beginning of the earliest period presented. The pro forma information should be read along with our historical financial statements.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKATLANTIC BANCORP, INC.

By: /s/ James A. White

James A. White Executive Vice President and Chief Financial Officer

     The following pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial condition or results of operations which would actually have been recorded if the Levitt spin-off had occurred during the periods presented.

PRO FORMA FINANCIAL INFORMATION
BANKATLANTIC BANCORP, INC. AND SUBSIDIARIES
PRO FORMA STATEMENTS OF FINANCIAL CONDITION
(Unaudited)

	As of September 30, 2003

(In thousands)	Historical	Levitt (a)	Adjustments		Pro Forma

ASSETS
Cash and short term investments	$143,308	39,346	23,221	(b)	127,183
Securities, investments and FHLB stock	654,475	—	—		654,475
Loans	3,739,638	5,163	90,641	(c)	3,825,116
Real estate held for development and sale	256,920	234,854	—		22,066
Investment in unconsolidated subsidiaries	102,590	67,444	(27,285	)(d)	7,861
Intangible assets, net	89,098	—	—		89,098
Deferred tax asset, net	33,684	2,454	(295	)(e)	30,935
Other assets	177,347	7,262	—		170,085

Total assets	$5,197,060	356,523	86,282		4,926,819

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits	2,982,203	—	—		2,982,203
Advances from FHLB	956,820	—	—		956,820
Securities sold under agreements to repurchase	143,230	—	23,221	(b)	166,451
Subordinated debentures, notes and bonds payable	146,696	162,585	53,242	(c)	37,353
Junior subordinated debentures	263,218	—	—		263,218
Other liabilities	191,224	68,415	—		122,809

Total liabilities	4,683,391	231,000	76,463		4,528,854
Total stockholders’ equity	513,669	125,523	9,819	(f)	397,965

Total liabilities and stockholders’ equity	$5,197,060	356,523	86,282		4,926,819

Pro forma adjustments:

(a)	To eliminate Levitt’s assets and liabilities included in the Company’s statement of financial condition as of September 30, 2003.

(b)	To reflect Levitt’s repurchase agreements with BankAtlantic that were eliminated in the historical consolidated amounts.

(c)	To reflect $53.2 million of loans to Levitt and $23.9 million of loans to Levitt’s joint ventures as well as an $8.0 million dividend from Levitt issued in the form of a note to the Company prior to the transaction and a $5.5 million note issued by Levitt as partial consideration for the transfer of the Company’s investment in Bluegreen Corporation’s common stock to Levitt.

(d)	To reclassify $23.9 million of loans to Levitt’s joint ventures from investment in unconsolidated subsidiaries to loans, to transfer the Company’s $4.7 million investment in Bluegreen Corporation to Levitt in exchange for a $5.5 million note and 1.5 shares of Levitt’s common stock, and to eliminate $1.3 million of deferred interest income associated with loans to Levitt.

(e)	Reflects a deferred tax liability associated with the transfer of the Bluegreen common stock to Levitt.

(f)	To reflect an $8.0 million dividend from Levitt to the Company, the transfer of the Bluegreen common stock to Levitt and the related tax liability, and the elimination of deferred income associated with Levitt’s real estate inventory.

PRO FORMA FINANCIAL INFORMATION
BANKATLANTIC BANCORP, INC. AND SUBSIDIARIES
PRO FORMA STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
(Unaudited)

(In thousands, except share and per share data)	Historical	Levitt (a)	Adjustments		Pro forma

Net interest income	$111,773	419	1,756	(b)	113,110
Provision for loan losses	1,264	—	—		1,264

Net interest income after provision for loan losses	110,509	419	1,756		111,846

Non-interest income:
Service charges and other banking fees	43,702	—	—		43,702
Investment banking Income	152,222	—	—		152,222
Income from real estate operations	56,165	49,771	(1,104	)(c)	5,290
Income from unconsolidated subsidiaries	6,525	5,057	(1,162	)(d)	306
Other	8,779	1,805	—		6,974

Total non-interest income	267,393	56,633	(2,266)		208,494

Non-interest expense:
Employee compensation and benefits	183,688	13,543	—		170,145
Other	116,705	15,297	—		101,408

Total non-interest expense	300,393	28,840	—		271,553

Income from continuing operations before income taxes	77,509	28,212	(510)		48,787
Provision for income taxes	28,577	10,891	(197)		17,489

Income from continuing operations	$48,932	17,321	(313)		31,298

Average basic shares outstanding	58,381,370				58,381,370

Average diluted shares outstanding	62,475,859				62,475,859

Basic earnings per share	$0.84				0.54

Diluted earnings per share	$0.78				0.50

Pro forma adjustments:

(a)	To eliminate Levitt’s earnings for the nine months ended September 30, 2003.

(b)	To recognize $971,000 of inter-company interest income that was eliminated in the historical financial information as a result of the consolidation of Levitt’s real estate developments and to reflect $785,000 of additional interest income associated with $13.5 million of indebtedness from Levitt originated in connection with the spin-off transaction and the conversion of the $30 million demand note to a term note bearing interest at a higher prime rate.

(c)	To eliminate the deferred interest income recognized upon the sale of Levitt’s real estate inventory.

(d)	To eliminate earnings from Bluegreen Corporation in connection with the Company transferring its interest in Bluegreen common stock to Levitt.

'

PRO FORMA FINANCIAL INFORMATION
BANKATLANTIC BANCORP, INC. AND SUBSIDIARIES
PRO FORMA STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
(Unaudited)

(In thousands, except share and per share data)	Historical	Levitt (a)	Other		Pro forma

Net interest income	$116,985	636	1,806	(b)	118,155
Provision for loan losses	10,786	—	—		10,786

Net interest income after provision for loan losses	106,199	636	1,806		107,369

Non-interest income:
Service charges and other banking fees	17,234	—	—		17,234
Investment banking income	89,270	—	—		89,270
Income from real estate operations	31,128	30,065	(1,063	)(c)	—
Income from unconsolidated subsidiaries	5,334	3,969	(715	)(d)	650
Other	6,488	990	—		5,498

Total non-interest income	149,454	35,024	(1,778)		112,652

Non-interest expense:
Employee compensation and benefits	129,642	9,492	—		120,150
Other	95,105	11,239	—		83,866

Total non-interest expense	224,747	20,731	—		204,016

Income from continuing operations before income taxes	30,906	14,929	28		16,005
Provision for income taxes	8,828	3,675	10		5,163

Income from continuing operations	$22,078	11,254	18		10,842

Average basic shares outstanding	57,967,925				57,967,925

Average diluted shares outstanding	64,450,194				60,357,368

Basic earnings per share	$0.38				0.19

Diluted earnings per share	$0.36				0.18

(a)	To eliminate Levitt’s earnings for the nine months ended September 30, 2002.

(b)	To recognize $1.1 million of inter-company interest income that was eliminated in the historical financial information as a result of the consolidation of Levitt’s real estate developments and to reflect $703,000 of additional interest income associated with $13.5 million of indebtedness from Levitt originated in connection with the spin-off transaction and the conversion of the $30 million demand note to a term note bearing interest at a higher prime rate.

(c)	To eliminate deferred interest income recognized upon the sale of Levitt’s real estate inventory.

(d)	To eliminate earnings from Bluegreen Corporation in connection with the Company transferring its interest in Bluegreen common stock to Levitt.

PRO FORMA FINANCIAL INFORMATION
BANKATLANTIC BANCORP, INC. AND SUBSIDIARIES
PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(Unaudited)

(In thousands, except share and per share data)	Historical	Levitt (a)	Adjustments		Pro forma

Net interest income	$153,621	872	2,539	(b)	155,288
Provision for loan losses	14,077	—	—		14,077

Net interest income after provision for loan losses	139,544	872	2,539		141,211

Non-interest income:
Service charges and other banking fees	40,566	—	—		40,566
Investment banking Income	130,738	—	—		130,738
Securities activities, net	(10,223)				(10,223)
Income from real estate operations	49,400	47,672	(1,728	)(c)	—
Income from unconsolidated subsidiaries	7,492	5,419	(780	)(d)	1,293
Other	11,345	1,872	—		9,473

Total non-interest income	229,318	54,963	(2,508)		171,847

Non-interest expense:
Employee compensation and benefits	180,962	13,983	—		166,979
Other	133,170	16,086	—		117,084

Total non-interest expense	314,132	30,069	—		284,063

Income from continuing operations before income taxes	54,730	25,766	31		28,995
Provision for income taxes	15,573	6,254	12		9,331

Income from continuing operations	$39,157	19,512	19		19,664

Average basic shares outstanding	57,997,556				57,997,556

Average diluted shares outstanding	64,400,725				60,307,951

Basic earnings per share	$0.66				0.34

Diluted earnings per share	$0.63				0.33

Pro forma adjustments

(a)	To eliminate Levitt’s earnings for the year ended December 31, 2002.

(b)	To recognize $1.7 million of inter-company interest income which was eliminated in the historical financial information as a result of the consolidation of Levitt’s real estate developments and to reflect $870,000 of additional interest income associated with $13.5 million of indebtedness from Levitt originated in connection with the spin-off transaction and the conversion of the $30 million demand note to a term note bearing interest at a higher prime rate.

(c)	To eliminate deferred interest income recognized upon the sale of Levitt’s real estate inventory.

(d)	To eliminate earnings from Bluegreen Corporation in connection with the Company transferring its interest in Bluegreen common stock to Levitt.

PRO FORMA FINANCIAL INFORMATION
BANKATLANTIC BANCORP, INC. AND SUBSIDIARIES
PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(Unaudited)

(In thousands, except share and per share data)	Historical	Levitt (a)	Other		Pro forma

Net interest income	$138,019	1,809	1,933	(b)	138,143
Provision for loan losses	16,905	—	—		16,905

Net interest income after provision for loan losses	121,114	1,809	1,933		121,238

Non-interest income:
Service charges and other banking fees	31,103	—	—		31,103
Investment banking Income	43,436	—	—		43,436
Income from real estate operations	33,695	31,299	(2,396	)(c)	—
Income from unconsolidated subsidiaries	2,888	2,888			—
Other	11,762	1,775			9,987

Total non-interest income	122,884	35,962	(2,396)		84,526

Non-interest expense:
Employee compensation and benefits	94,450	9,730	—		84,720
Other	95,926	16,401	—		79,525

Total non-interest expense	190,376	26,131	—		164,245

Income from continuing operations before income taxes	53,622	11,640	(463)		41,519
Provision for income taxes	22,600	4,118	(162)		18,320

Income from continuing operations	$31,022	7,522	(301)		23,199

Average basic shares outstanding	42,091,961				42,091,961

Average diluted shares outstanding	54,313,104				54,313,104

Basic earnings per share	$0.74				0.55

Diluted earnings per share	$0.63				0.49

(a)	To eliminate Levitt’s earnings for the year ended December 31, 2001.

(b)	To recognize $904,000 of inter-company interest income which was eliminated in the historical financial information as a result of the consolidation of Levitt’s real estate developments and to reflect $1.0 million of additional interest income associated with $13.5 million of indebtedness from Levitt originated in connection with the spin-off transaction.

(c)	To eliminate deferred interest income recognized upon the sale of Levitt’s real estate inventory.

PRO FORMA FINANCIAL INFORMATION
BANKATLANTIC BANCORP, INC. AND SUBSIDIARIES
PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
(Unaudited)

(In thousands, except share and per share data)	Historical	Levitt (a)	Other		Pro forma

Net interest income	$117,879	949	4,307	(b)	121,237
Provision for loan losses	29,132	—	—		29,132

Net interest income after provision for loan losses	88,747	949	4,307		92,105

Non-interest income:
Service charges and other banking fees	28,691	—	—		28,691
Investment banking Income	51,101	—	—		51,101
Income from real estate operations	22,076	20,905	(1,171	)(c)	—
Income from unconsolidated subsidiaries	1,141	1,141	—		—
Other	25,383	5,914	—		19,469

Total non-interest income	128,392	27,960	(1,171)		99,261

Non-interest expense:
Employee compensation and benefits	90,313	6,846	—		83,467
Other	86,894	11,900	—		74,994

Total non-interest expense	177,207	18,746	—		158,461

Income from continuing operations before income taxes	39,932	10,163	3,136		32,905
Provision for income taxes	15,887	3,208	1,098		13,777

Income from continuing operations	$24,045	6,955	2,038		19,128

Average basic Class A shares outstanding	31,560,093				31,560,093

Average diluted Class A shares outstanding	47,126,250				47,126,250

Basic earnings Class A per share	$0.62				0.49

Diluted earnings Class A per share	$0.53				0.44

(a)	To eliminate Levitt’s earnings for the year ended December 31, 2003.

(b)	To recognize $3.6 million of inter-company interest income which was eliminated in the historical financial information as a result of the consolidation of Levitt’s real estate developments and to reflect $745,000 of additional interest income associated with $8.0 million of indebtedness from Levitt originated in connection with the spin-off transaction.

(c)	To eliminate deferred interest income recognized upon the sale of Levitt’s real estate inventory.